Earning/Loss Per Share Dividends	12 Months Ended
Dec. 31, 2018
Statement [LineItems]
Earning/Loss Per Share Dividends
40.	EARNING/LOSS PER SHARE. DIVIDENDS

Basic earnings per share were calculated by dividing net profit attributable to common shareholders of the Bank by the weighted average number of common shares outstanding during the fiscal year.

To determine the weighted average number of common shares outstanding during the fiscal year, the Bank used the number of common shares outstanding at the beginning of the period adjusted, if applicable, by the number of common shares bought back or issued during the fiscal year multiplied by the number of days that the shares were outstanding in the period. Note 39 provides a breakdown of the changes in the Bank’s capital stock.

The calculation of basic earnings per share is disclosed in the table of Earnings per share included in the consolidated statement of income.

Dividends paid and proposed

Cash dividends paid during the fiscal years 2017 and 2016 to the shareholders of the Bank amounted to 1,186,148 (nominal amount: 701,476) and 1,243,007 (nominal amount: 596,254), respectively, which considering the number of shares outstanding to the date of effective payment and the inflation adjustment, represented 2.03 and 2.13 pesos per share, respectively.

The Shareholders’ Meeting held on April 27, 2018, resolved to distribute cash dividends for 4,511,437 (nominal amount: 3,348,315), which considering the number of shares outstanding at the date of such resolution and the inflation adjustment, represented 6.74 pesos per share. These cash dividends were paid and made available on May 15, 2018. See also note 49 to these consolidated financial statements.

Finally, the Shareholders’ Meeting held on April 30, 2019 decided, among other issues, to distribute a cash dividend for an amount of 6,393,977, which represents $10 per share that will be available on May 14, 2019. See additionally note 49.